Exhibit 10.1

TENTH AMENDMENT
TO AMENDED AND RESTATED FINANCING AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED FINANCING AGREEMENT (this “Amendment”) is made and entered into effective as of June 30, 2006, by and among THE CIT GROUP/BUSINESS CREDIT, INC. a New York corporation (hereinafter “CITBC”), in its individual capacity and as Agent (hereinafter the “Agent”) for itself and the Lenders hereafter named, WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation (“FCC”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association and successor by merger to Congress Financial Corporation (Southwest) (“Wachovia”), LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“LaSalle”), and any other party hereafter becoming a Lender pursuant to Section 13 of the Agreement (as hereinafter defined), each individually sometimes referred to as a “Lender” and collectively the “Lenders”), LONE STAR TECHNOLOGIES, INC., a Delaware corporation (herein “Parent”), LONE STAR STEEL COMPANY, L.P., a Delaware limited partnership, as successor in interest by the conversion of Lone Star Steel Company with and into Lone Star Steel Company, L.P. (herein “LSSC”), FINTUBE TECHNOLOGIES, INC., an Oklahoma corporation (herein “FTI”), LONE STAR LOGISTICS, INC., a Texas corporation (“Logistics”), STAR TUBULAR SERVICES, INC., a Texas corporation formerly known as T&N Lone Star Warehouse Co. (“Star Tubular”), TEXAS & NORTHERN RAILWAY COMPANY, a Texas corporation (“T&N Railway”), FINTUBE CANADA, INC., a Delaware corporation (“FCI”), BELLVILLE TUBE COMPANY, L.P., a Texas limited partnership, as successor in interest by conversion to Bellville Tube Corporation, a Texas corporation (“BTCLP”), WHEELING MACHINE PRODUCTS, L.P., a Texas limited partnership, successor in interest by conversion to Wheeling Machine Products, Inc., formerly known as Wheeling Acquisition Corporation and Star Tubular Technologies (Houston), Inc. (“Wheeling”), STAR CAPITAL FUNDING, INC., a Delaware corporation (“Star Capital”), DELTA TUBULAR PROCESSING, L.P., a Texas limited partnership, successor in interest by conversion to Delta Tubular Processing, Inc., formerly known as Delta Lone Star Acquisition, Inc. (“Delta Processing”), and DELTA TUBULAR INTERNATIONAL, L.P., a Texas limited partnership, successor in interest by conversion to Delta Tubular International, Inc., formerly known as Star Tubular International. Inc., a Texas corporation (“Delta International”)  (herein Parent, LSSC, FTI, Logistics, Star Tubular, T&N Railway, FCI, BTCLP, Wheeling, Star Capital, Delta Processing and Delta International each individually a “Company” and collectively as the “Companies”), ENVIRONMENTAL HOLDINGS, INC., a Delaware corporation (“EHI”), ZINKLAHOMA, INC., a Delaware corporation (“Zinklahoma”), LONE STAR STEEL INTERNATIONAL, L.P., a Delaware limited partnership, successor in interest by conversion to Lone Star Steel International, Inc. (“Steel International”), LONE STAR STEEL SALES COMPANY, a Delaware corporation (“Steel Sales”), ROTAC, INC., a Texas corporation (“Rotac”), LONE STAR ST HOLDINGS, INC., a Delaware corporation (“ST Holdings”), BELLVILLE TUBE GENERAL, LLC, a Nevada limited liability company (“BTG”), LONE STAR NEVADA HOLDINGS, LLC, a Nevada limited liability company, formerly known as Bellville Tube Limited, LLC (“Nevada Holdings”), STAR TUBULAR TECHNOLOGIES, INC.,

a Delaware corporation (“STT”), WHEELING MACHINE PRODUCTS GENERAL, LLC, a Nevada limited liability company (“Wheeling General”), DELTA TUBULAR PROCESSING GENERAL, LLC, a Nevada limited liability company (“Delta Processing General”), DELTA TUBULAR INTERNATIONAL GENERAL, LLC, a Nevada limited liability company (“Delta International General”), STAR TUBULAR TECHOLOGIES (YOUNGSTOWN), INC., an Ohio corporation (“STT Ohio”), STAR ENERGY GROUP, LLC, a Delaware limited liability company (“SEG”), LONE STAR STEEL MEXICO, LLC, a Texas limited liability company (“LSSM”), LONE STAR STEEL INTERNATIONAL LIMITED, LLC, a Nevada limited liability company (“Steel International Limited”) and LONE STAR STEEL INTERNATIONAL GENERAL LLC, a Nevada limited liability company (“Steel International General”) (herein EHI, Zinklahoma, Steel International, Steel Sales, Rotac, ST Holdings, BTG, Nevada Holdings, STT, Wheeling General, Delta Processing General, Delta International General, STT Ohio, SEG, LSSM, Steel International Limited and Steel International General, each individually as “Guarantor” and collectively as the “Guarantors”) and Lone Star Steel Company General, LLC, a Nevada limited liability company (“LSS General”) and Lone Star Steel Company Limited, LLC, a Nevada limited liability company (“LSS Limited”) (herein LSS General and LSS Limited, each individually as “New Guarantor” and collectively, as the “New Guarantors”).

RECITALS:

A.            WHEREAS, pursuant to the terms and subject to the conditions of that certain Amended and Restated Financing Agreement dated as of October 8, 2001 between the Agent, the Companies and the Guarantors (such Amended and Restated Financing Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the “Agreement”), the Companies were granted a $125,000,000 revolving line of credit which included a letter of credit facility;

B.            WHEREAS, to secure, in part, the Obligations (as defined in the Agreement), the Companies and the Guarantors have heretofore executed in favor of the Agent certain Loan Documents (as defined in the Agreement), including, without limitation, certain Guaranties, which Loan Documents shall continue in full force and effect upon the execution of this Amendment, all of the Loan Documents to continue to secure the payment by the Companies of the Obligations, all as more fully set forth therein and herein;

C.            WHEREAS, Lone Star Steel Company advised the Agent and the Lenders that, pursuant to Section 7.9(e), it desires to consummate a Permitted Merger by converting to a Delaware limited partnership and changing its name to Lone Star Steel Company, L.P.

D.            WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT:

ARTICLE I

DEFINITIONS

1.01        Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENTS TO AGREEMENT

Effective as of the respective dates herein indicated, the Agreement is hereby amended as follows:

2.01        Amendment and Replacement of Lone Star Steel International, Inc.  Effective as of the date of execution of this Amendment, (i) the reference to “Lone Star Steel Company, a Delaware corporation” in the preamble to the Agreement and in any Loan Document is hereby deleted and replaced with “Lone Star Steel Company, L.P., a Delaware limited partnership, successor in interest by conversion of Lone Star Steel Company into Lone Star Steel Company, L.P.”, and (ii) any references to LSSC or Lone Star Steel Company in the Agreement or any other Loan Document shall be deemed a reference to Lone Star Steel Company, L.P., a Delaware limited partnership, successor-in-interest by conversion of Lone Star Steel Company into Lone Star Steel Company, L.P.

2.02        Amendment of Definition of “Guarantor” and “Guarantors”.  Effective as of the date of execution of this Amendment, the references to “Guarantor” and “Guarantors” in the preamble to the Agreement and in any other Loan Document shall be amended to include LSS General and LSS Limited.

2.03        Amendment of Schedules.  Effective as of the date hereof, Schedules 1, 7(1), 7(14)(f), 7(14)(g), 7(14)(l), 7(14)(o) and 7(14)(p) of the Agreement are amended to add to such Schedules the information requested thereon with respect to each of the New Guarantors, such additions to such Schedules being described on Exhibit A attached hereto.

ARTICLE III

ASSUMPTION OF OBLIGATIONS AND GRANT OF LIENS

3.01        Assumption of Obligations.  Effective June 30, 2006, (a) Lone Star Steel Company converted from a Delaware corporation to a Delaware limited partnership and changed its name to Lone Star Steel Company, L.P. (the “Conversion”).  Lone Star Steel Company, L.P. hereby acknowledges and agrees that as a result of the Conversion, by operation of law, Lone Star Steel Company, L.P. is liable for all Obligations of Lone Star Steel Company. As of June 30, 2006, Lone Star Steel Company, L.P. hereby assumes all Obligations of Lone Star Steel Company and all Obligations incurred thereafter (including, without limitation, the indebtedness and obligations under the Agreement and the other Loan Documents).

3.02        Ratification and Grant of Lien.  Lone Star Steel Company, L.P. hereby acknowledges and agrees that as a result of the Conversion, by operation of law, Lone Star Steel Company, L.P.became the owner of all the assets of Lone Star Steel Company as of June 30, 2006.  Lone Star Steel Company, L.P.also acknowledges and agrees that such assets were previously pledged as Collateral under the Agreement and that after the Conversion, by operation of law, such assets remained Collateral under the Agreement and subject to the lien granted thereunder to Agent on behalf of the Lenders.  Lone Star Steel Company, L.P.hereby grants to Agent for the benefit of the Lenders a valid and enforceable security interest in all Collateral now or hereafter owned by Lone Star Steel Company, L.P. pursuant to the terms and provisions of Section 6 of the Agreement and acknowledges and agrees that the security interest granted hereunder in any assets previously owned by its predecessor in interest by conversion is a renewal and continuation of the security interest in such assets previously granted under the Agreement.

3.03        Assumption of Obligations and Duties Under the Agreement.  Lone Star Steel Company, L.P. hereby (a) reaffirms all representations and warranties made by its predecessor in interest by conversion under the Agreement and the other Loan Documents to which it was a party, (b) assumes all covenants, obligations and duties of its predecessor in interest by conversion under the Agreement and the other Loan Documents to which it was a party, and (c) agrees it is a direct Obligor under the Agreement and the Loan Documents, agrees to be bound by the terms and provisions of the Agreement as a Company and Obligor thereunder and to be bound by the terms and provisions of the other Loan Documents to which its predecessor in interest by conversion was a party to the same extent and with the same force and effect as if Lone Star Steel Company, L.P. had been named in each of the Loan Documents and agrees that it shall be jointly and severally liable with the other Companies party to the Agreement regardless of whether such obligations arose prior to the date hereof.

3.04        Assumption of Obligations and Grant of Lien by LSS General and LSS Limited.  Effective as of the date of this Amendment, LSS General and LSS Limited each agrees (i) to be a Guarantor and Obligor under the Agreement and under that certain Subordination Agreement dated October 8, 2001 executed by the Companies and the Guarantors for the benefit of Agent and the other Lenders (the “Subordination Agreement”), (ii) to be bound by the terms and provisions of the Agreement as a Guarantor and Obligor thereunder and to be bound by the terms of the Subordination Agreement as a Guarantor and Obligor thereunder to the same extent and with the same force and effect as if the New Guarantors had been originally named as a party in each of such documents, (iii) to assume all covenants, agreements and duties as a Guarantor and Obligor under the Agreement and as a Guarantor and Obligor under the Subordination Agreement.  LSS General and LSS Limited also hereby grant to Agent for the benefit of the Lenders a valid and enforceable security interest in all Collateral now or hereafter owned by LSS General and LSS Limited pursuant to the terms of Section 6 of the Agreement subject to no liens other than Permitted Encumbrances, and (iv)  agree that any reference to “Guarantor” contained in the Agreement or the other Loan

Documents shall include LSS Limited and LSS General and any reference to “Guaranties” or “Guaranty” contained in the Agreement or any Loan Document shall include the New Guaranties (as defined below).  LSS General and LSS Limited also agree to execute and deliver to Agent concurrently with the execution hereof, a guaranty agreement (in form and substance satisfactory to Agent) guaranteeing the prompt payment and performance of all of the Companies’ Obligations (the “New Guaranties”).

ARTICLE IV

CONDITIONS PRECEDENT

4.01        Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)          Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent:

(i)           This Amendment, duly executed by Companies, the Guarantors and the New Guarantors;

(ii)          Pledge Agreement duly signed by LSS General pledging all of its partnership interests in LSSC;

(iii)         Pledge Agreement duly signed by LSS Limited pledging all of its partnership interests in LSSC;

(iv)         Pledge Amendment duly signed by Parent pledging all of its membership interests in LSS Limited and LSS General;

(v)          A Guaranty duly signed by the New Guarantors;

(vi)         Opinion from Fulbright & Jaworski L.L.P. opining, in form and substance satisfactory to Agent, which shall cover such matters incident to the transactions contemplated by this Amendment as Agent may reasonably require and the Companies, the Guarantors and New Guarantors hereby authorize and direct such counsel to deliver such opinion to Agent;

(vii)        Certified copies of the resolutions of the Board of Directors, Board of Managers or Executive Committee of each of the Companies, the Guarantors and the New Guarantors, authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed by any of the Companies, the Guarantors or the New Guarantors in connection therewith, along with certificates of incumbency certified by the secretary or manager of the New Guarantors, and, if there has been any change from the most recent incumbency certificates delivered by any of the Companies or the Guarantors, a certificate of incumbency certified by the secretary or manager of each of the Companies and each of the Guarantors, with specimen signatures of the officers of the Companies, the Guarantors and the New Guarantors who are authorized to sign such documents, all in form and substance satisfactory to the Agent;

(viii)       Evidence satisfactory to the Agent that casualty insurance policies of all Companies and Guarantors listing Agent as loss payee or additional insured, as the case may be, have been amended to cover the New Guarantors as well as all Companies and all Guarantors, and are in full force and effect, in form and substance satisfactory to Agent; and

(ix)          All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b)          The representations and warranties contained herein and in the Agreement and the other documents executed in connection with the Agreement (herein referred to as “Loan Documents”), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

(c)          No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(d)          All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

ARTICLE V
NO WAIVER

5.01        No Waiver.  Nothing contained herein shall be construed as a waiver by Agent of any covenant or provision of the Agreement, the other Loan Documents, this Amendment or any other contract or instrument between the Obligors and Agent, and the failure of Agent at any time or times hereafter to require strict performance by the Obligors of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between the Obligors and Agent.

ARTICLE VI
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

6.01        Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Companies, the Guarantors and Agent agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

6.02        Representations and Warranties. The Companies and the Guarantors hereby represent and warrant to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership or limited liability company action (as applicable) on the part of the Companies and the Guarantors and will not violate the Articles (or Certificates) of Incorporation or Bylaws of the Companies and the Guarantors that are corporations or the limited partnership agreements or certificates of limited partnership of the Companies and the Guarantors that are limited partnerships or the articles of formation/organization, regulations or limited liability company agreements of the Companies that are limited liability companies; (b) each of the Company’s and Guarantor’s Board of Directors or Executive Committee (or the general partner of the applicable limited partnership) or the members or the Board of Managers of the applicable limited liability company has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (e) the Companies and the Guarantors are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby; and (f) the Companies and the Guarantors have not amended their Articles (or Certificates) of Incorporation or their Bylaws or similar organizational documents since the date of the Agreement, except as otherwise disclosed to Agent.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.01        Survival of Representations and Warranties.  All representations and warranties made in the Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

7.02        Reference to Agreement.  Each of the Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

7.03        Expenses of Agent.  As provided in the Agreement, Companies agree to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents, including, without limitation, the costs and fees of Agent’s legal counsel.

7.04        Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.05        Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent and Companies and their respective successors and assigns, except that Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

7.06        Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

7.07        Effect of Waiver.  No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Companies shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.08        Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.09        Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7.10        Final Agreement.  THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE AGREEMENT AND THE OTHER LOAN

DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANIES AND AGENT.

7.11        Release by the Companies. THE COMPANIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT.  THE COMPANIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT, THE OTHER LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANIES MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

7.12        Release by the Guarantors.  Each Guarantor hereby consents to the terms of this Amendment, confirms and ratifies the terms of the Guaranty executed by such Guarantor, acknowledges that such Guaranty is in full force and effect and ratifies the same, and acknowledges that such Guarantor has no defense, counterclaim, set-off or any other claim to diminish such Guarantor’s liability under such document. THE GUARANTORS EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE RELEASED PARTIES, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF

LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

COMPANIES:

LONE STAR TECHNOLOGIES, INC.
FINTUBE TECHNOLOGIES, INC.
LONE STAR LOGISTICS, INC.
STAR TUBULAR SERVICES, INC.,
formerly known as T&N LONE STAR WAREHOUSE CO.
TEXAS & NORTHERN RAILWAY COMPANY
FINTUBE CANADA, INC.
STAR CAPITAL FUNDING, INC.

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the
foregoing companies

LONE STAR STEEL COMPANY, L.P.,
as successor in interest by conversion of
Lone Star Steel Company

By:	Lone Star Steel Company General, LLC,
its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

BELLVILLE TUBE COMPANY, L.P.
as successor in interest by conversion to
Bellville Tube Corporation

By:	Bellville Tube General, LLC,
its general partner

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President

WHEELING MACHINE PRODUCTS, L.P.
as successor in interest by conversion to Wheeling Machine Products, Inc., formerly known as Wheeling Acquisition Corporation and Star Tubular Technologies (Houston), Inc.

By:	Wheeling Machine Products General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

DELTA TUBULAR PROCESSING, L.P.
as successor in interest by conversion to Delta Tubular Processing, Inc., formerly known as Lone Star Acquisition, Inc.

By:	Delta Tubular Processing General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

DELTA TUBULAR INTERNATIONAL, L.P.
as successor in interest by conversion to Delta Tubular International, Inc., formerly known as Star Tubular International. Inc,

By:	Delta Tubular International General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

GUARANTORS:

ENVIRONMENTAL HOLDINGS, INC.
ZINKLAHOMA, INC.
LONE STAR STEEL SALES COMPANY
ROTAC, INC.
LONE STAR ST HOLDINGS, INC.
STAR TUBULAR TECHNOLOGIES, INC.
STAR TUBULAR TECHNOLOGIES (YOUNGSTOWN), INC.

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the
foregoing companies

BELLVILLE TUBE GENERAL, LLC
WHEELING MACHINE PRODUCTS GENERAL, LLC
DELTA TUBULAR PROCESSING GENERAL, LLC
DELTA TUBULAR INTERNATIONAL GENERAL, LLC
STAR ENERGY GROUP, LLC
LONE STAR STEEL MEXICO, LLC
LONE STAR STEEL INTERNATIONAL GENERAL, LLC

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the
foregoing limited liability companies

LONE STAR NEVADA HOLDINGS, LLC,
formerly known as Bellville Tube Limited, LLC

By:	/s/ Richard F. Klumpp
Name:	Richard F. Klumpp
Title:	Manager, Treasurer and Secretary

LONE STAR STEEL INTERNATIONAL, L.P.
as successor in interest by conversion to
Lone Star Steel International, Inc.

By:	Lone Star Steel General, LLC,
its general partner

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President

LONE STAR STEEL INTERNATIONAL LIMITED, LLC

By:	/s/ Garry J. Hills
Name:	Garry J. Hills
Title:	Manager

NEW GUARANTORS:

LONE STAR STEEL COMPANY GENERAL, LLC

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President

LONE STAR STEEL COMPANY LIMITED, LLC

By:	/s/ Garry J. Hills
Name:	Garry J. Hills
Title:	Manager

LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC.
as Agent and Lender

By:	/s/ Alan Schnacke
Name:	Alan Schnacke
Title:	Vice President

Revolving Loan Commitment: $40,000,000.00

WELLS FARGO FOOTHILL, INC.
as Lender

By:	/s/ David Hill
Name:	David Hill
Title:	Vice President

Revolving Loan Commitment: $30,000,000.00

LASALLE BANK NATIONAL ASSOCIATION
as Lender

By:	/s/ Erin M. Frey
Name:	Erin M. Frey
Title:	Vice President

Revolving Loan Commitment: $25,000,000.00

WACHOVIA BANK, NATIONAL ASSOCIATION
as Lender

By:	/s/ Joe Curdy
Name:	Joe Curdy
Title:	Vice President

Revolving Loan Commitment: $30,000,000.00

EXHIBIT A

to

NINTH AMENDMENT TO AMENDED AND RESTATED FINANCING AGREEMENT

Addition to Schedule 1

None

Addition to Schedule 7(l)

Exact Name of Obligors:

Name of Entity	State of Incorporation
Lone Star Steel Company General, LLC	Nevada
Lone Star Steel Company Limited, LLC	Nevada

Federal Tax I.D. No.:

Name of Entity	Federal Tax I.D. No.
Lone Star Steel Company General, LLC	20-5174371
Lone Star Steel Company Limited, LLC	20-5174435

Chief Executive Office(s):

Lone Star Steel Company General, LLC
15660 Dallas Parkway, Suite 500
Dallas, Texas 75248

Lone Star Steel Company Limited, LLC
3993 Howard Hughes Parkway, Suite 250
Las Vegas, Nevada 89109

Tradenames:

None.

Prior Names:

Name of Entity	Prior Name
Lone Star Steel Company General, LLC	None
Lone Star Steel Company Limited, LLC	None

Charter No.:

Name of Entity
Lone Star Steel Company General, LLC	EO470462006-2
Lone Star Steel Company Limited, LLC	EO470502006-8

Addition to Schedule 7(14)(f)

See attached Schedule 7(14)(f)

Additions to Schedule 7(14)(g)

None

Additions to Schedule 7(14)(l)

None

Additions to Schedule 7(14)(o)

Lone Star Steel Company General, LLC

Lone Star Steel Company Limited, LLC

Additions to Schedule 7(14)(p)

None